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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Astea International Inc.:


As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-97064 and Form S-3 Registration Statement File Nos. 333-11949 and 333-17459.



                              Arthur Andersen LLP


Philadelphia, Pa.,
   March 27, 1997